Exhibit 10.2
                                                               ------------







Statement re:  Meredith Corporation Nonqualified Stock Option
               Award Agreements with its named executive officers





Meredith Corporation has certain nonqualified stock option award agreements with certain of its named executive officers. Such agreements are not filed herewith pursuant to Instruction 2. to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of stock options covered under the awards, to the sample agreement filed as Exhibit 10.1 in this Form 10-Q for the period ended September 30, 1998. The named executive officers and the number of stock options awarded in their respective agreements not filed with the Commission are as follows:



             Named Executive
                 Officer                  Option Grant
          ---------------------           -------------

          Christopher M. Little           42,000 shares

          John P. Loughlin                35,000 shares

          Stephen M. Lacy                 18,000 shares

          Leo R. Armatis                  17,100 shares

          Thomas L. Slaughter             15,000 shares














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